Revenue and Expense Recognized for Advertising Barter Transactions (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue and expense recognized for advertising barter transactions
Net revenues	$ 7,153	$ 6,608	$ 5,642
Direct advertising expenses	2,766	2,768	2,808
General and administrative expenses	$ 3,524	$ 3,242	$ 2,867